UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 9, 2009

Rohat Resources, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-1399326	20-5913810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat 1615, Oi Ping House, Oi Tung Estate
Aldrich Bay
Shaukeiwan, Hong Kong
 (Address of principal executive offices)

(852)9349-0468
(Issuer's Telephone Number)

Copies to:
Richard Friedman, Esq.
David B. Manno, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: 212 930-9700
Fax: 212 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.01 Changes In Control Of Registrant
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2009 (the “Closing”), Grand Destiny Investments Limited (“Purchaser”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with John P. Hynes III (“Seller”), pursuant to which the Seller sold for $200,000, an aggregate  of 4,000,000 shares of the Common Stock of Rohat Resources, Inc. a Nevada corporation (the “Company”).  At the Closing, the Purchaser acquired an aggregate of 4,000,000 shares of Common Stock, or approximately 61.66% of the issued and outstanding Common Stock and attained voting control of the Company.

The following table sets forth certain information as of March 9, 2009 with respect to the beneficial ownership of the Company’s outstanding common stock. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned[1]
Grand Destiny Investments Limited (2)	4,000,000	61.66%

1Percentage ownership is based on an assumption of 6,487,500 shares of common stock outstanding as of March 9, 2009. There are no outstanding options, warrants or other securities convertible into our Common Stock.

2  Chak, Wan-Keung and Liu, Kwok-Keung each own 50% of the Common Stock of Grand Destiny Investments Limited and, as a result, have voting and dispositive powers over the securities of the Company owned by Grand Destiny Investments Limited. As of March 9, 2009, Liu, Kwok-Keung became the Company’s Senior Vice President.  Additionally, upon the resignation of John Hynes III (as further described herein), Mr. Liu became the Company’s President, Secretary and Treasurer.   As of March 9, 2009, Chak, Wan-Keung became  the sole member of the Company’s board of directors.   Chak, Wan-Keung and Liu, Kwok-Keung each disclaim beneficial ownership of the shares of the Company owned by Grand Destiny Investments Limited.

 The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10  information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

Form 10 Item	Description	Filing Where Information is Included
Item 1	Business	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 2	Financial Information	Provided in this Current Report on Form 8-K.
Item 3	Properties	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 4	Security Ownership of Certain Beneficial Owners and Management	Provided in this Current Report on Form 8-K.
Item 5	Directors and Executive Officers	Provided in this Current Report on Form 8-K
Item 6	Executive Compensation	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 7	Certain Relationships and Related Transactions, and Director Independence	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 8	Legal Proceedings	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 9	Market Price of Dividends on Registrant’s Common Equity and Related Stockholder Matters	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 10	Recent Sales of Unregistered Securities	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 11	Description of Registrant’s Securities to be Registered	Provided in this Current Report on Form 8-K
Item 12	Indemnification of Directors and Officers	Provided in this Current Report on Form 8-K
Item 13	Financial Statements and Supplementary Data	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009
Item 15	Financial Statements and Exhibits	Form 10–K for the fiscal year ended October 31, 2008, filed with the Securities and Exchange Commission on January 29, 2009

 Description of Securities

General

The Company's authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share. As of  the Closing, there are 6,487,500 shares of Common Stock issued and outstanding.

All of the shares of our authorized capital stock, when issued for such consideration as our Board of Directors may determine, shall be fully paid and non-assessable.

Common Stock

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

As of the date of this Report, there were no shares of preferred stock outstanding.

Indemnification of Directors and Officers.

Our officers and directors are indemnified as provided by the Nevada Revised Statutes. Under the Nevada Revised Statutes, a corporation may indemnify a director or officer for expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement in connection with certain actions unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation permit indemnification to the fullest extent permitted under Nevada law. Excepted from a director's or officer's ability to receive indemnification are:

(1) the commission or omission of an act which constitutes breach of a director’s or officer’s fiduciary duties and which involves intentional misconduct, fraud or a knowing violation of the law;

(2) failure to act in good faith and in a manner which the officer or director reasonably believed to be in or not opposed to the best interests of the company and,

(3) with respect to a criminal action or proceeding, a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful).

Changes to the Board of Directors

In connection with the acquisition of the shares of Company by the Purchaser, Mr. Hynes resigned from our board of directors effective as of March 9, 2009 and Chak, Wan-Keung was appointed to the Company’s Board of Directors.

The following sets forth the names of the resigning and incoming directors and executive officers of the Company and the principal positions with the Company held by such persons.  Directors serve one year terms or until their successors are elected. The company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past. All such applicable functions have been performed by the Board of Directors as a whole.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company or any owner of record or beneficially of more than 5% of any class of voting securities of the Company or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the directors or executive officers.

Resigning Directors and Executive Officers

John P. Hynes III was the Company’s President, Secretary, Treasurer, until March 12, 2009, and the sole director of the Company until March 9, 2009. Mr. Hynes has a Bachelors of Arts Degree in Political Science from the Richard Stockton College of New Jersey, Pomona N.J. He has been an independent business consultant for the past six years. His experiences include working with management of privately held companies to maximize growth as well as general corporate matters. Mr. Hynes also has experience in various industries including Government, Finance, Debt Restructuring, Sales and Marketing. Most recently he was involved with marketing and sales for a year round indoor Baseball Training facility in New Jersey.

Incoming Director and Executive Officer

Mr. Liu, Kwok-Keung

Mr. Liu, Kwok-Keung, aged 51, Mr. Liu has over 30 years of experience as a senior management in various industries including retail, hotel management as well as printing and publishing companies.  Mr. Liu will be responsible for the strategic planning, corporate development and investment of the Company.

Pursuant to the Purchase Agreement, John P. Hynes III resigned from the offices of President, Secretary and Treasurer of the Company effective on the sooner to occur of the date the Company files, with the Securities and Exchange Commission, its 10-Q for the period ended January 31, 2009 or March 24, 2009. The Company’s 10-Q was filed with the Securities and Exchange Commission on March 12, 2009 and  Liu, Kwok-Keung become the Company’s  President, Secretary and Treasurer.  Effective as of March 9, 2009, the Company’s sole director appointed Liu, Kwok-Keung as its Senior Vice President.

Mr. Chak, Wan- Keung

Mr. Chak, Wan-Keung, aged 49, has been a businessman for over 19 years.  He has experience in various industries including private and commercial properties trading, modeling agency, retail shops and restaurants.  Mr. Chak demonstrated excellent leadership and management skills.  He is now an independent business consultant in the finance business.

As stated above, in connection with the acquisition of the shares of Company by the Purchaser, Mr. Hynes resigned from our board of directors effective as of March 9, 2009 and  Mr. Chak  was appointed to the Company’s  Board of Directors.

Item 9.01 Financial Statements And Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)        Shell company transactions.

Not applicable.

(d)        Exhibits

Exhibit Number	Description
99.1	Common Stock Purchase Agreement by and among Grand Destiny Investments Limited, John P. Hynes III and Rohat Resources, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHAT RESOURCES, INC.

March 12, 2009	By:	/s/ Liu, Kwok-Keung
Liu, Kwok-Keung
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Common Stock Purchase Agreement by and among Grand Destiny Investments Limited, John P. Hynes III and Rohat Resources, Inc.